Exhibit 10(b)  Consent of Attorneys




Christopher S. Petito                                              202-965-8152


                                                August 1, 2001


Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska  68501-0469

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in this Pre-Effective Amendment No. 1 to the Registration Statement No. 333-61146 of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                               Very truly yours,

                               Jorden Burt LLP

                               /s/ Christopher S. Petito
                            By:----------------------------
                                   Christopher S. Petito